Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350 (adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Interim Chief Executive Officer and Chairman of the Board of Directors of Ulta Salon, Cosmetics & Fragrance Inc. (the “Company”), hereby certify that the Annual Report on Form 10-K of the Company for the fiscal year ended February 2, 2013 (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: April 3, 2013	By:	/s/ Dennis K. Eck
Dennis K. Eck
Interim Chief Executive Officer and Chairman of the Board of Directors

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350 (adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Chief Financial Officer of Ulta Salon, Cosmetics & Fragrance Inc. (the “Company”), hereby certify that the Annual Report on Form 10-K of the Company for the fiscal year ended February 2, 2013 (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Date: April 3, 2013	By:	/s/ Scott M. Settersten
Scott M. Settersten
Chief Financial Officer